EXHIBIT 10.6

                                DATED      , 2004


                              JHP RESOURCES LIMITED
                                 (the "COMPANY")

                                       AND

                               KEYGOLD CORPORATION
                                (the "PURCHASER")

                                       AND

                                       [o]

                          (the "ORDINARY SHAREHOLDER")

                  --------------------------------------------


                          SHARE SUBSCRIPTION AGREEMENT

                                   RELATING TO
                              THE SHARE CAPITAL OF

                              JHP RESOURCES LIMITED

                  --------------------------------------------

                                    CONTENTS

                                                                           PAGE

1.    INTERPRETATION ..........................................................1

2.    SUBCRIPTION OF SHARES   .................................................4

3.    CONSIDERATION ...........................................................5

4.    COMPLETION ..............................................................6

5.    FURTHER OBLIGATIONS OF THE COMPANY AND THE SUBSCRIBER ..................10

6.    REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS ...........................10

7.    ACCESS TO INFORMATION ..................................................11

8.    GENERAL ................................................................11



EXHIBITS

Exhibit A         Letter Agreement
Exhibit B         Deed of Call Option
Exhibit C         Deed of Put Option

SCHEDULES

Schedule 1        Representations, Warranties and Undertakings of the Company

THIS AGREEMENT is made on the ___________________ day of _________________ 2004

BETWEEN:

(1) JHP Resources Limited, a company duly organised and existing under the laws of the Province of British Columbia, Canada with its place of business at #168-2633 Viking Way, Richmond, B.C. Canada V6V 1N3 (the "COMPANY");

AND

(2) Keygold Corporation, a corporation duly organised and existing under the laws of __________________ with its registered address at _______________________ and quoted on the OTC Bulletin Board (the "SUBSCRIBER");

AND

(3) [o, a limited liability company incorporated under the laws of ________________________________, having its registered office at
      _____________________/o,  an individual  Passport No. ________ residing at
      __________________ (the "ORDINARY SHAREHOLDER").

WHEREAS:

(A) The Company as at the First Completion (as defined herein) shall have an authorised capital consisting of a class of ordinary shares ("ORDINARY SHARES") and a class of Series A convertible preferred shares (the "SERIES A SHARES");

(B) As at the date of this Agreement, the Ordinary Shareholder owns 2,000 Ordinary Shares being all the issued and outstanding share capital of the Company; and

(C) The Ordinary Shareholder has consented and the Company has agreed with the Subscriber that the Company allot and issue an aggregate of 8,000 Series A Shares (the "SUBSCRIPTION SHARES") to the Subscriber subject to and upon the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1   In this Agreement, unless the context requires otherwise:

      "ARTICLES" means the Articles of Association of the Company;

      "COMPANY'S SOLICITORS" means _____________________________________;

      "CONSIDERATION" means the consideration for the subscription of the Subscription Shares being One Million Two Hundred Thousand United States Dollars (US$1,200,000.00) as may be adjusted in accordance with Clause 3.2;

      "DEED OF CALL OPTION" means the Deed of Call Option attached hereto as Exhibit B to be entered into between the Ordinary Shareholder and the Subscriber;

      "DEED OF PUT OPTION" means the Deed of Put Option attached hereto as Exhibit C to be entered into between the Ordinary Shareholder and the Subscriber;

      "FENGCHENG" means the Fengcheng Gold Corporation, Liaoning, an enterprise incorporated in Liaoning province, PRC;

      "FIRST COMPLETION" means completion of the sale and purchase of the First Subscription Shares as specified in Clauses 4.1 to 4.7;

      "FIRST COMPLETION DATE" has the meaning specified in Clause 3.1;

      "FIRST SUBSCRIPTION PRICE" has the meaning specified in Clause 2.1;

      "FIRST SUBSCRIPTION SHARES" has the meaning specified in Clause 2.1;

      "FORMAL APPROVALS" has the meaning specified in the Letter Agreement;

      "FOURTH COMPLETION" means completion of the sale and purchase of the Fourth Subscription Shares as specified in Clauses 4.19 to 4.22;

      "FOURTH COMPLETION DATE" has the meaning specified in Clause 3.1;

      "FOURTH  STAGE  INVESTMENT"  has  the  meaning  specified  in  the  Letter
      Agreement;

      "FOURTH SUBSCRIPTION PRICE" has the meaning specified in Clause 2.4;

      "FOURTH SUBSCRIPTION SHARES" has the meaning specified in Clause 2.4;

      "GROUP COMPANY" means an entity which controls, is controlled by or is under common control with a party to this Agreement;

      "HONG KONG" means the Hong Kong Special Administrative Region of the People's Republic of China;

      "JOINT VENTURE COMPANY" means the Sino-foreign cooperative joint venture company to be set up by Fengcheng and the Company pursuant to the Letter Agreement;

      "LETTER AGREEMENT" means the letter agreement between Fengcheng and the Company dated 21 April 2004 and attached hereto as Exhibit A;

      "OPINION" means the PRC legal opinion to be delivered to the Company confirming that Fengcheng has complied with the Formal Approvals;

      "ORDINARY SHARES" has the meaning specified in Recital A;

      "PRC" means the People's Republic of China;

      "SERIES A SHARES" has the meaning specified in Recital A;

      "SUBSCRIPTION SHARES" has the meaning specified in Recital C and includes the First Subscription Shares, the Second Subscription Shares, the Third Subscription Shares and the Fourth Subscription Shares;

      "SECOND COMPLETION" means completion of the sale and purchase of the Second Subscription Shares as specified in Clauses 4.8 to 4.12;

      "SECOND COMPLETION DATE" has the meaning specified in Clause 3.1;

      "SECOND  STAGE  INVESTMENT"  has  the  meaning  specified  in  the  Letter
      Agreement;

      "SECOND SUBSCRIPTION PRICE" has the meaning specified in Clause 2.2;

      "SECOND SUBSCRIPTION SHARES" has the meaning specified in Clause 2.2;

      "SHARES" means the shares of the Company;

      "THIRD COMPLETION" means completion of the sale and purchase of the Third Subscription Shares as specified in Clauses 4.13 to 4.18;

      "THIRD COMPLETION DATE" has the meaning specified in Clause 3.1;

      "THIRD  STAGE   INVESTMENT"  has  the  meaning  specified  in  the  Letter
      Agreement; and

      "THIRD SUBSCRIPTION PRICE" has the meaning specified in Clause 2.3;

      "THIRD SUBSCRIPTION SHARES" has the meaning specified in Clause 2.3; and

      "US$" means the lawful currency of the United States of America for the time being and from time to time.

      1.2 References to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification).

      1.3 References herein to Clauses, Schedules and Exhibits are to clauses in and schedules and exhibits to this Agreement unless the context requires otherwise and the Schedules to this Agreement shall be deemed to form part of this Agreement.

      1.4 The expressions "the Company" and "the Purchaser" shall, where the context permits, include their respective successors, personal representatives and permitted assigns.

      1.5 The headings are inserted for convenience only and shall not affect the construction of this Agreement.

      1.6 Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

      2.    SUBCRIPTION OF SHARES

      2.1 Subject to the terms of this Agreement, the Subscriber shall subscribe for 2,000 Subscription Shares in cash at the subscription price of Three Hundred Thousand Dollars United States Currency (US$300,000) (the "FIRST SUBSCRIPTION PRICE"), and the Company shall validly allot and issue 2,000 Subscription Shares (the "FIRST SUBSCRIPTION SHARES") to the Subscriber on the First Completion Date which shall be issued and allotted as fully paid and with the rights and obligations as set out in the Articles. The First Subscription Price for the First Subscription Shares shall be paid by the Subscriber in full at the First Completion in the manner as set out in Clause 3.1(a).

      2.2 Subject to the terms of this Agreement, the Subscriber shall subscribe for 2,000 Subscription Shares in cash at the subscription price of Three Hundred Thousand Dollars United States Currency (US$300,000) (the "SECOND SUBSCRIPTION PRICE"), and the Company shall validly allot and issue 2,000 Subscription Shares (the "SECOND SUBSCRIPTION SHARES") to the Subscriber on the Second Completion Date which shall be issued and allotted as fully paid and with the rights and obligations as set out in the Articles. The Second Subscription Price for the Second Subscription Shares shall be paid by the Subscriber in full at the Second Completion in the manner as set out in Clause 3.1(b).

      2.3 Subject to the terms of this Agreement, the Subscriber shall subscribe for 2,000 Subscription Shares in cash at the subscription price of Three Hundred Thousand Dollars United States Currency (US$300,000) (the "THIRD SUBSCRIPTION PRICE"), and the Company shall validly allot and issue 2,000 Subscription Shares (the "THIRD SUBSCRIPTION SHARES") to the Subscriber on the Third Completion Date which shall be issued and allotted as fully paid and with the rights and obligations as set out in the Articles. The Third Subscription Price for the Third Subscription Shares shall be paid by the Subscriber in full at the Third Completion in the manner as set out in Clause 3.1(a).

      2.4 Subject to the terms of this Agreement, the Subscriber shall subscribe for 2,000 Subscription Shares in cash at the subscription price of Three Hundred Thousand Dollars United States Currency (US$300,000) (the "FOURTH SUBSCRIPTION PRICE"), and the Company shall validly allot and issue 2,000 Subscription Shares (the "FOURTH SUBSCRIPTION SHARES") to the Subscriber on the Fourth Completion Date which shall be issued and allotted as fully paid and with the rights and obligations as set out in the Articles. The Fourth Subscription Price for the Fourth Subscription Shares shall be paid by the Subscriber in full at the Fourth Completion in the manner as set out in Clause 3.1(a).

      3.    CONSIDERATION

      3.1 Subject to Clauses 3.2 and 3.3, the total consideration payable for the Subscription Shares shall be US$1,200,000.00 (One Million Two Hundred Thousand United States Dollars) to be paid as follows:

            (a) US$300,000.00 shall be payable within two (2) days following the date of the delivery of the Opinion to the Company (the "FIRST PAYMENT DATE");

            (b) US$300,000.00 shall be payable within seventy-five (75) days after the incorporation of the Joint Venture Company (the "SECOND PAYMENT DATE");

            (c) US$300,000.00 shall be payable within six (6) months after the Second Payment Date (the "THIRD PAYMENT DATE"); and

            (d) US$300,000.00 shall be payable within six (6) months after the Third Payment Date (the "FOURTH PAYMENT DATE").

      3.2   (a)   In the event that either: (i) the  Company  determines  not to proceed  with the  Second  Stage  Investment  and the  Company notifies the Subscriber in writing of same prior to the Second
                  Payment Date; or (ii) the  Subscriber  notifies the Company in writing  prior to the  Second  Payment  Date  that it will not proceed with the Second  Completion,  the Third Completion and the Fourth  Completion,  the Company and the Subscriber  shall have no  obligation  to complete the  subscriptions  under the
                  Second  Completion,   the  Third  Completion  and  the  Fourth
                  Completion and the Subscriber shall have no obligation to make the payments under Clauses 3.1(b), 3.1(c) and 3.1(d);

            (b) In the event that either: (i) the Company determines not to proceed with the Third Stage Investment and the Company notifies the Subscriber in writing of same prior to the Third Payment Date; or (ii) the Subscriber notifies the Company in writing prior to the Third Payment Date that it will not proceed with the Third Completion and the Fourth Completion, the Company and the Subscriber shall have no obligation to complete the subscriptions under the Third Completion and the Fourth Completion and the Subscriber shall have no obligation to make the payments under Clauses 3.1(c) and 3.1(d); and

            (c) In the event that either: (i) the Company determines not to proceed with the Fourth Stage Investment and the Company notifies the Subscriber in writing of same prior to the Fourth Payment Date; or (ii) the Subscriber notifies the Company in writing prior to the Fourth Payment Date that it will not proceed with the Fourth Completion, the Company and the Subscriber shall have no obligation to complete the subscription under the Fourth Completion and the Subscriber shall have no obligation to make the payment under Clause 3.1(d).

      3.3   (a)   In the event that the Company does not proceed with the Second
                  Stage   Investment   and  the  Subscriber  has  completed  the
                  subscription   under  the   Second   Completion,   the  Second
                  Subscription Shares shall be forthwith redeemed by the Company for the  consideration  of Second  Subscription  Price and the
                  Subscriber   shall  have  no   obligation   to  complete   the
                  subscriptions  under  the  Third  Completion  and  the  Fourth
                  Completion;

            (b) In the event that the Company does not proceed with the Third Stage Investment and the Subscriber has completed the subscription under the Third Completion, the Third Subscription Shares shall be forthwith redeemed by the Company for the consideration of Third Subscription Price and the Subscriber shall have no obligation to complete the subscription under the Fourth Completion; and

            (c) In the event that the Company does not proceed with the Fourth Stage Investment and the Subscriber has completed the subscription under the Fourth Completion, the Fourth Subscription Shares shall be forthwith redeemed by the Company for the consideration of Fourth Subscription Price.

      4.    COMPLETION

      4.1 The First Completion shall take place at offices of the Company's Solicitors at 10:00 a.m. on the First Completion Date or at such other place and time as shall be mutually agreed. The Company and the Subscriber hereby authorise their respective solicitors to complete the subscription of the First Subscription Shares on the basis of cross undertakings insofar as it may be necessary to do so.

      4.2 At the First Completion, the Company shall allot and issue to the Subscriber, as fully paid, the First Subscription Shares free from all charges, liens, encumbrances, equities or other third party rights, claims or interests, and shall procure the Subscriber be registered as holder of the First Subscription Shares in the register of members of the Company.

      4.3 At the First Completion, the Company shall deliver to the Subscriber a certified true copy of the board resolutions of the Company approving the subscription of the First Subscription Shares in accordance with the terms of this Agreement.

      4.4 At the First Completion, the Ordinary Shareholder shall deliver to the Subscriber:

            (a) the Deed of Call Option duly executed by the Ordinary Shareholder; and

            (b)   the  Deed  of  Put  Option  duly   executed  by  the  Ordinary
                  Shareholder.

      4.5 At the First Completion, the Subscriber shall deliver or cause to be delivered to the Company:

            (a) a bankers' draft drawn on a reputable bank in the United States for US$300,000.00 in favour of the Company or as the Company in writing may direct (the receipt of which shall be an absolute discharge therefor);

            (b) a letter applying for the First Subscription Shares at the First Subscription Price signed by the Subscriber; and

            (c) a certified true copy of the board resolutions of the Subscriber approving the subscription of the First Subscription Shares in accordance with the terms of this Agreement.

      4.6 At the First Completion, the Subscriber shall deliver or cause to be delivered to the Ordinary Shareholder:

            (a)   the Deed of Call Option duly executed by the Subscriber; and

            (b)   the Deed of Put Option duly executed by the Subscriber.

      4.7 The Company shall not be obliged to complete the First Completion unless the Subscriber shall have fully complied with all of its requirements in Clauses 4.5 and 4.6.

      4.8 Subject to Clause 3.2(a), the Second Completion shall take place at offices of the Company's Solicitors at 10:00 a.m. on the Second Completion Date or at such other place and time as shall be mutually agreed. The Company and the Subscriber hereby authorise their respective solicitors to complete the subscription of the Second Subscription Shares on the basis of cross undertakings insofar as it may be necessary to do so.

      4.9 At the Second Completion, the Company shall allot and issue to the Subscriber, as fully paid, the Second Subscription Shares free from all charges, liens, encumbrances, equities or other third party rights, claims or interests, and shall procure the Subscriber be registered as holder of the Second Subscription Shares in the register of members of the Company.

      4.10 At the Second Completion, the Company shall deliver to the Subscriber a certified true copy of the board resolutions of the Company approving the subscription of the Second Subscription Shares in accordance with the terms of this Agreement.

      4.11 At the Second Completion, the Subscriber shall deliver or cause to be delivered to the Company:

            (a) a bankers' draft drawn on a reputable bank in the United States for US$300,000.00 in favour of the Company or as the Company in writing may direct (the receipt of which shall be an absolute discharge therefor);

            (b) a letter applying for the Second Subscription Shares at the Second Subscription Price signed by the Subscriber; and

            (c) a certified true copy of the board resolutions of the Subscriber approving the subscription of the Second Subscription Shares in accordance with the terms of this Agreement.

      4.12 The Company shall not be obliged to complete the Second Completion unless the Subscriber shall have fully complied with all of its requirements in Clause 4.11.

      4.13 Subject to Clause 3.2(b), the Third Completion shall take place at offices of the Company's Solicitors at 10:00 a.m. on the Third Completion Date or at such other place and time as shall be mutually agreed. The Company and the Subscriber hereby authorise their respective solicitors to complete the subscription of the Third Subscription Shares on the basis of cross undertakings insofar as it may be necessary to do so.

      4.14 At the Third Completion, the Company shall allot and issue to the Subscriber, as fully paid, the Third Subscription Shares free from all charges, liens, encumbrances, equities or other third party rights, claims or interests, and shall procure the Subscriber be registered as holder of the Third Subscription Shares in the register of members of the Company.

      4.15 At the Third Completion, the Company shall deliver to the Subscriber a certified true copy of the board resolutions of the Company approving the subscription of the Third Subscription Shares in accordance with the terms of this Agreement.

      4.16 At the Third Completion, the Subscriber shall deliver or cause to be delivered to the Company:

            (a) a bankers' draft drawn on a reputable bank in the United States for US$300,000.00 in favour of the Company or as the Company in writing may direct (the receipt of which shall be an absolute discharge therefor);

            (b) a letter applying for the Third Subscription Shares at the Third Subscription Price signed by the Subscriber; and

            (c) a certified true copy of the board resolutions of the Subscriber approving the subscription of the Third Subscription Shares in accordance with the terms of this Agreement.

      4.17 The Company shall not be obliged to complete the Third Completion unless the Subscriber shall have fully complied with all of its requirements in Clause 4.16.

      4.18 Subject to Clause 3.2(c), the Fourth Completion shall take place at offices of the Company's Solicitors at 10:00 a.m. on the Fourth Completion Date or at such other place and time as shall be mutually agreed. The Company and the Subscriber hereby authorise their respective solicitors to complete the subscription of the Fourth Subscription Shares on the basis of cross undertakings insofar as it may be necessary to do so.

      4.19 At the Fourth Completion, the Company shall allot and issue to the Subscriber, as fully paid, the Fourth Subscription Shares free from all charges, liens, encumbrances, equities or other third party rights, claims or interests, and shall procure the Subscriber be registered as holder of the Fourth Subscription Shares in the register of members of the Company.

      4.20 At the Fourth Completion, the Company shall deliver to the Subscriber a certified true copy of the board resolutions of the Company approving the subscription of the Fourth Subscription Shares in accordance with the terms of this Agreement.

      4.21 At the Fourth Completion, the Subscriber shall deliver or cause to be delivered to the Company:

            (a) a bankers' draft drawn on a reputable bank in the United States for US$300,000.00 in favour of the Company or as the Company in writing may direct (the receipt of which shall be an absolute discharge therefor);

            (b) a letter applying for the Fourth Subscription Shares at the Fourth Subscription Price signed by the Subscriber; and

            (c) a certified true copy of the board resolutions of the Subscriber approving the subscription of the Fourth Subscription Shares in accordance with the terms of this Agreement.

      4.22 The Company shall not be obliged to complete the Fourth Completion unless the Subscriber shall have fully complied with all of its requirements in Clause 4.21.

      5.    FURTHER OBLIGATIONS OF THE COMPANY AND THE SUBSCRIBER

      5.1 The Company shall procure that the business of the Company has and is being operated in a manner consistent with past practices during the period from the date of this Agreement until the Fourth Completion.

      5.2 Provided that the Subscriber has not given notice not to proceed with either the Second Completion, Third Completion, or Fourth Completion under Clauses 3.2(a), 3.2(b) or 3.2(c) and the Subscriber is not in default under this Agreement, the Company shall not, either directly or indirectly through any representatives or otherwise, solicit or entertain any offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of, any third party relating to the subscription of any shares of the Company or any subsidiary of the Company after the date hereof and until the Fourth Completion,.

      5.3 Save as otherwise provided in this Agreement, the Deed of Call Option and the Deed of Put Option, the Subscriber and the Ordinary Shareholder each covenant to the other not to sell, transfer, charge, incumber, grant options over or otherwise dispose of any of the Shares or any beneficial interest in any of the Shares now owned or to be acquired after the date of this Agreement by them to any person without prior written consent of the other shareholders of the Company.

      5.4 The Subscriber covenants to the Company that it shall not convert any of the Series A Shares unless and until the Third Completion has been completed and the Subscriber is the holder in aggregate of 6,000 Series A Shares.

      6.    REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

      6.1 The Company represents, warrants and undertakes to the Subscriber in the terms set out in Schedule 1.

      6.2 The Subscriber represents, warrants and undertakes to the Company as follows:

            (a) The Subscriber has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth, the Deed of Call Option, and the Deed of Put Option; and

            (b)   The Subscriber is quoted on the OTC Bulletin Board.

      6.3 The representations, warranties and undertakings set out in each paragraph of Schedule 1 and this Clause 6 shall be deemed to be repeated as at Completion as if all references therein to the date of this Agreement were references to the date of Completion.

      7.    ACCESS TO INFORMATION

      7.1 The Company shall give and shall procure that the Subscriber and any persons authorised by it will be given all such information relating to the Company and such access to the premises and all books, title deeds, records, accounts and other documentation of the Company as the Subscriber may reasonably request.

      7.2 The Subscriber hereby undertakes that it will not prior to Fourth Completion, save as required by law, divulge any confidential information relating to the Company obtained by it pursuant to this Clause to any person other than its own officers, employees or professional advisers.

      8.    GENERAL

      8.1 The Subscriber shall pay to the Company on or before the First Completion the amount of One Hundred Thousand United States Dollars (US$100,000.00) a fee for services performed by the Company in connection with the preparation, execution and delivery of the Letter Agreement and this Agreement, the issuance of the Series A Shares and other related matters. Otherwise, each party shall pay his or its own costs and disbursements of and incidental to this Agreement.

      8.2 Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at his or its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other parties):

            To the Company:
                               -------------------------------------------------

                               Fax Number:
                                            ------------------------------------

                               Attention:
                                            ------------------------------------

            To the Subscriber:
                               -------------------------------------------------

                               Fax Number:
                                            ------------------------------------

                               Attention:
                                            ------------------------------------

            To the Ordinary Shareholder:
                                            ------------------------------------

                                       Fax Number:
                                                    ----------------------------

                                       Attention:
                                                    ----------------------------

            Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; and (b) if given or made by fax, when despatched.

      8.3 No failure or delay by the Subscriber in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by the Subscriber of any breach by the Company of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

      8.4 This Agreement (together with any documents referred to herein) constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.

      8.5 The provisions of this Agreement including the representations, warranties and undertakings herein contained, insofar as the same shall not have been fully performed at Completion, shall remain in full force and effect notwithstanding Completion.

      8.6 The Company, the Subscriber and the Ordinary Shareholder shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

      8.7 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States of America and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the State of Nevada, United States of America courts.

      8.8 This Agreement shall be binding on and enure to the benefit of the parties hereto and their respective successors.

      8.9 Each of the Company and the Purchaser is expressly permitted to assign or transfer its rights or obligations under this Agreement to one of their Group Companies provided that such party assigning or transferring such rights or obligations shall notify the other parties to this Agreement of the assignment or transfer prior to such assignment or transfer. Except as permitted herein, no party hereto may assign or transfer any of its rights or obligations under this Agreement.

      8.10 This Agreement may be entered into by any party by executing a counterpart hereof. All such counterparts when taken together shall constitute one and the same instrument and this Agreement shall only take effect upon the execution by each of the parties hereto. This Agreement may be executed by the parties in original or telecopy produced by fax machine or other means of electronic communication producing a printed copy.

      8.11 The Subscriber hereby irrevocably appoints _______________________ as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgement or other notice of legal process in the State of Nevada, United States of America . If for any reason the agent named above (or its successor) no longer serves as agent of the Subscriber for this purpose, the Subscriber shall promptly appoint a successor agent and notify the Company and the Ordinary Shareholder thereof. The Subscriber agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in the State of Nevada, United States of America whether or not such agent gives notice thereof to the Subscriber.

      8.12 The Company hereby irrevocably appoints _________________________ as their agent to receive and acknowledge on their behalf, service of any writ, summons, order, judgment or other notice of legal process in the State of Nevada, United States of America. If for any reason the agent named above or its successor no longer serves as agent of the Company for this purpose, the Company shall promptly appoint a successor agent and notify the Subscriber and the Ordinary Shareholder thereof. The Company agrees that any such legal process shall be sufficiently served on them if delivered to such agent for service at its address for the time being in the State of Nevada, United States of America, whether or not such agent gives notice thereof to the Company.

      8.13 The Ordinary Shareholder hereby irrevocably appoints _____________ as his or her agent to receive and acknowledge on his or her behalf, service of any writ, summons, order, judgment or other notice of legal process in the State of Nevada, United States of America. If for any reason the agent named above or his or her successor no longer serves as agent of the Ordinary Shareholder for this purpose, the Ordinary Shareholder shall promptly appoint a successor agent and notify the Subscriber and the Company thereof. The Ordinary Shareholder agrees that any such legal process shall be sufficiently served on them if delivered to such agent for service at its address for the time being in the State of Nevada, United States of America, whether or not such agent gives notice thereof to the Ordinary Shareholder.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by                                   )
                                            )
for and on behalf of                        )
Company                                     )
in the presence of:                         )
                                            )




SIGNED by                                   )
                                            )
for and on behalf of                        )
Keygold Corporation                         )
in the presence of:                         )
                                            )



SIGNED by                                   )
                                            )
for and on behalf of                        )
[o]                                         )
in the presence of:                         )
                                            )

                                    EXHIBIT A

                              THE LETTER AGREEMENT

                                    EXHIBIT B

                               DEED OF CALL OPTION

                                    EXHIBIT C

                               DEED OF PUT OPTION

                                   SCHEDULE 1

           REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE COMPANY

1. The Company has been duly incorporated and is validly existing under the laws of the Province of British Columbia, Canada and has full power, authority and legal right to own its assets and carry on its business and is not in receivership or liquidation, it has taken no steps to enter liquidation and no petition has been presented for winding up the Company and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Company.

2. The Company has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth.

3. The Company is duly authorized to allot and issue the Subscription Shares free and clear of any lien, charge or encumbrance whatsoever to the Subscriber.

4. The Subscription Shares shall constitute 80% of the issued shares in the capital of the Company.

5. Except in accordance with this Agreement, the Company has never reduced, repaid or purchased any of its share capital.

6. Except in respect of this Agreement, the Deed of Call Option and the Deed of Put Option, there are no options or other agreements outstanding which call for the issue of, sale of or accord to any person, corporation, or other entity the right to call for the issue or transfer of any shares in the capital of the Company or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Subscription Shares.

7. All information contained in this Agreement (including the recitals) is true and accurate.

8. All written information given to the Subscriber and its professional advisers by the Company, the officers and employees of the Company during the negotiations prior to the Completion Date was when given, and is at the date hereof, true and accurate and there is no fact, matter or circumstance which has not been disclosed in writing to the Subscriber or its professional advisers which renders any such information untrue, inaccurate or misleading or which might reasonably affect the willingness of the Subscriber to proceed with the purchase of the Subscription Shares on the terms of this Agreement.

9. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach or cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which the Company is a party or by which the Company or its property or assets may be bound or affected or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Company.

10. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by the Company, or the consummation of the transactions contemplated hereby. No consent of any third party is necessary to permit the consummation of the transactions contemplated hereby.

11. As at Completion, the Company shall hold all licenses, franchises, permits, and other governmental authorizations necessary and material to the conduct of its business. Such licenses, franchises, permits, and other governmental authorizations are valid, and the Company has not received any notice that any governmental authority intends to cancel, terminate, or not renew any such license, franchise, permit, or other governmental authorization.